American Century Strategic Asset Allocations, Inc. Prospectus Supplement Strategic Allocation: Conservative ¡ Strategic Allocation: Moderate Strategic Allocation: Aggressive
Supplement dated June 2, 2009 ¡ Prospectus dated April 1, 2009

The following entry is added under The Fund Management Team section on page 19.

Scott Wittman

Mr. Wittman, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since June 2009 when he joined American Century Investments. From 2005 to 2009, he was managing director–quantitative and alternative investments for Munder Capital Management and from 2002 to 2005 he was an independent financial consultant. He has a bachelor’s degree in finance and an MBA in finance from Indiana University. He is a CFA charterholder.

Senior Vice President and Senior Portfolio Manager Jeff Tyler has announced his retirement. As of June 30, 2009, he will no longer serve as portfolio manager for the funds and his entry under The Fund Management Team section on page 19 will be deleted.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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